 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________
FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2015

____________________________________________
 SUN HYDRAULICS CORPORATION
(Exact name of registrant as specified in its charter)

____________________________________________

Florida	0-21835	59-2754337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West University Parkway, Sarasota, Florida	34243
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 941-362-1200

(Former name or former address, if changed since last report.)
 ____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2015, Sun Hydraulics Corporation (the “Company”) announced that Allen J. Carlson, who currently serves as the Company’s President and Chief Executive Officer, as well as a member of the Board of Directors, will retire as the Company’s President and Chief Executive Officer on March 31, 2016.
In connection with the announced retirement of Mr. Carlson, the Board of Directors appointed Wolfgang H. Dangel, who currently serves as Vice Chairman of the Board, as Mr. Carlson’s successor. From April 2014 through March 2015, Mr. Dangel was a consultant to INA-Holding Schaeffler GmbH & Co. KG. From September 2011 to December 2013, he served as President and CEO of Schaeffler Automotive Global and a member of the Executive Board of the Schaeffler Group and, from January 2007 to September 2011, as President of Schaeffler Group Asia/Pacific and a member of the Extended Management Board of Schaeffler Group (Global).
Mr. Dangel’s annual salary as President and CEO will be $515,000 beginning on April 1, 2016. He will receive customary benefits and be eligible for long-term compensation under Sun’s equity and benefit plans. Mr. Dangel will remain a director, but will not earn Non-employee director board fees after April 1, 2016.
In connection with his retirement as President and CEO on March 31, 2016, Mr. Carlson will enter into a one-year transition agreement with restrictive covenants through completion of his service as a member of the Board of Directors, for which he will receive monthly compensation of $43,000. It is also anticipated that Mr. Carlson will receive a grant of 35,000 restricted shares of Sun common stock upon his retirement, which will vest on April 1, 2017, and continuation of insurance coverage under COBRA.

Item 7.01.	Regulation FD Disclosure.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:
Press release, dated September 15, 2015, of the Company, announcing the retirement of Mr. Carlson as the Company’s President and Chief Executive Officer on March 31, 2016, and the appointment of Mr. Dangel as his successor is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01.	Other Events
On September 15, 2015, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing a $0.09 per share cash dividend on its common stock, payable on October 15, 2015, to shareholders of record as of September 30, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press release dated September 15, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SUN HYDRAULICS CORPORATION

By:	/s/ Tricia L. Fulton
Tricia L. Fulton
Chief Financial Officer (Principal Financial and Accounting Officer)
Dated: September 15, 2015

3